SEMI-ANNUAL REPORT

                                       JANUARY 31, 2000


                                       DAVIS NEW YORK
                                       VENTURE FUND



















[DAVIS FUNDS LOGO]

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

As we enter the new millennium, we must recognize that the market has come a long way and is starting from a high base. We are unlikely to continue enjoying the twin benefits of steeply falling interest rates and rising corporate profits as a percentage of gross domestic product that propelled stock prices and price/earnings ratios sharply higher in the last two decades or so of the 20th century. Corporate profits have been inflated by various accounting practices. In addition, while the Internet holds great possibilities for many businesses, it is disrupting profitability for others.

Throughout modern times, we have seen the development of different networks that linked people and businesses together and changed history. Examples include the railroad, automobile/highway, electricity, air travel and telephone networks. Today, the Internet is transforming the world through an electronic network that transmits video, voice and data at ever-increasing speeds and ever-reducing costs.

For many companies, the "net net" conclusion is that they must convert their businesses to e-businesses or they will have no business. As a result, the Internet revolution, like other revolutions before it, has spawned enormous investment spending--creating a high degree of optimism and speculation, perhaps even a financial bubble. Yet this speculation has also facilitated the raising of low-cost capital and given the United States a first-mover advantage in developing the Internet and driving it forward.

A recession or high interest rates would reduce the availability of capital and spending on the Internet. We think policymakers have been willing to live with some froth in the market because they believe the good of the Internet outweighs the bad. The Internet should have a huge positive impact on productivity and cost structures, and maintaining our leadership position is worth the risk of not taking actions that could lead to recession. Continued investment in the Internet is necessary for the good of the country and our competitive health.

At the same time, many business models will have to change and there definitely will be losers as well as winners, as there have always been with any technological advance. For example, as more business is done directly via the Internet, middleman industries like distributors are particularly vulnerable. Many established companies are going to have to provide greater value-added with their services or their customers will turn to the Internet. The impact of these businesses modernizing and taking restructuring charges will not necessarily be bullish for corporate profits in the early stages.

Moreover, it is impossible to predict which of the new dot.com companies will thrive or even survive over time. When you look at other industries that transformed the country like autos and airplanes, you see that most of the pioneering companies in those industries are no longer in business today.

We think we may be closing another chapter in the market's history and facing a future that does not hold as many favorable macro factors. The Internet is both a driver and a destroyer. Companies old and new are caught up in a Darwinian struggle, trying to anticipate which business models will work and which will not work. Hopefully, this will be a process of creative destruction and the economy overall will emerge the better for it. But struggles are not necessarily good for corporate profits, and we don't think it will be as easy--if, indeed, it has ever been easy--to make money in stocks. As a result, stock selection will be more crucial than ever.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Because we are in a time of ferment and change, we think a premium will be paid for company managements that "get it" and invest their shareholders' money correctly to position the company for the future. In addition, with the U.S. market unlikely to enjoy the big tailwind of expanding P/E ratios that it did over the past 15 or 20 years, we think having a global perspective may be increasingly important. Multinational companies have an advantage in that they can allocate their capital around the world to areas where GDP growth is expected to be the fastest.

Some foreign economies such as Germany and Japan appear to be behind us in their evolution, and they may offer greater opportunities as more and more of their businesses streamline and restructure. On the other hand, the United States is a moving target, and it will not be easy for other countries to catch us because we are driving our Internet development so rapidly.

If the Dow were to increase at the same pace over the next two decades as it did over the past two, it would stand at roughly 100,000 in 2020. We are certain that will not happen. However, if the Dow were to compound at a rate of 7% or 8% a year, it could reach 40,000 or 50,000 over that time frame--meaning the market still offers considerable opportunities for long-term wealth building.(1) As always, we will focus on buying growing companies at reasonable prices that are led by management teams who respond dynamically to change. We are on a long voyage with our shareholders and our money is invested shoulder-to-shoulder with theirs. We are not overly optimistic. We are not pessimistic. We are trying to be realistic.

Sincerely,


/s/ Shelby M.C. Davis
Shelby M.C. Davis
Senior Research Adviser

March 16, 2000

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

o The Davis New York Venture Fund's Class A shares delivered a total return on net asset value of 14.55% for the one-year period ended January 31, 2000(2) compared with a return of 10.29%for the S&P 500 Index.(3)

o The Fund is the only fund now open to new investors that has consistently outperformed the S&P 500 over all 10-year periods (calendar years) since the Fund's inception on February 17, 1969.(4) The Fund's Class A shares have generated an average annual total return of 15.04% since inception versus a return of 12.78% for the S&P 500 over the same time frame.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund in 1999?

A. Investors often speak of stock market performance in terms of breadth or narrowness. By this they are describing whether a move in the market was enjoyed by a broad range of companies or by only a select few. Like 1998, 1999 was a year of extraordinary narrowness in the market. The handsome gains enjoyed by the S&P 500 Index were produced by the exceptionally strong performance of a very few stocks. The vast majority of stocks posted weak performance.

Market observers know 1999 was a year of extraordinary performance in the technology sector. While many of the gains in this sector were reaped by companies with virtually no earnings and no clear path to developing significant earnings, the performance of more old-fashioned technology companies--if that is not an oxymoron--was also exceptional. Importantly, the shares of technology companies that the Fund owns--such as IBM, Hewlett-Packard and Texas Instruments(5)--did not just reflect changes in psychology or a new-era mania, but instead reflected substantial gains in their core businesses.

Corporate customers continue to flock to IBM to seek advice and solutions for addressing the Internet. Hewlett-Packard's wonderful printing business continues to benefit from the rise of e-mail and digital photography. Texas Instruments, the Fund's star performer of the year, is beginning to reap the rewards of its prescient commitment to the world of digital signal processors--a fancy word for describing the computer chips that lie at the heart of everything from cellular phones and digital cameras to new generation automobiles.

Q. What about the performance of financial stocks in 1999?

A. Most market observers would describe 1999 as a terrible year for financial stocks. The PHLX/KBW Bank Index3, for example, fell 2.12% in 1999 while the threat of increasing interest rates spooked investors throughout the sector. Although the Fund owns a number of financial stocks whose value declined and whose earnings outlook deteriorated somewhat last year, it is notable that four of our largest holdings in the financial area achieved exceptional gains, handily outperforming the S&P 500.

American Express, the Fund's largest holding, rose more than 60%, perhaps reflecting the fact that the Internet does not accept cash. Two other large holdings in the financial sector--Citigroup and Morgan Stanley Dean Witter--remain great beneficiaries of worldwide privatization, the globalization of trade and finance, unprecedented mergers and acquisitions activity, and strong capital markets. We continue to think that these companies are two of only a handful of American powerhouses that make up a global oligopoly in the investment banking business. Finally, international powerhouse, American International Group, advanced almost 40%. AIG enjoyed a remarkable expansion in its price/earnings (P/E) ratio to almost unprecedented levels. Despite this dramatic appreciation, this outstanding international growth company still trades at only a slight premium to the valuation of the S&P Index.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What holdings performed unsatisfactorily last year?

A. As always, the Fund owned some companies whose stocks performed poorly. Among these were Wells Fargo, Berkshire Hathaway, McDonald's, Household International, and Martin Marietta Materials. Significantly, the poor performance of these stocks was not a reflection of poor performance in their underlying businesses. It is important to distinguish these types of stocks from stocks where poor returns reflected a substantial decline in the operating performance of those businesses. It is this latter group that Ken and I categorize as mistakes, and we certainly had our share of these in 1999.

Chief among these mistakes must be our mis-assessment of Waste Management. While the Fund's holdings in this company were never among our largest, it was certainly our largest mistake. It now appears that the company's financial statements were inaccurate and that senior management knowingly covered up deteriorating operating results. Ken and I feel we were slow to pick up on the warning signs of weakening operations and strained financials.

To this list, we must also add Philip Morris, where we failed to anticipate material setbacks for the company in the legal arena. In analyzing our holding in Progressive Corp., still one of the best companies in the auto insurance business, we were slow to recognize the huge impact that greater price competition would have on earnings. In the case of another insurer, UnumProvident, we were mistaken in our assessment of the profitability of the company's core business.

Nevertheless, we know that we are in a batting average business, and we must be willing to swing at the ball to improve. But we must also remember that the only value of mistakes lies in the lessons that we learn from them. As my grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes, you do not learn from them."

Q. What is your outlook going forward?

A. In his commentary at the beginning of this semiannual report, my father Shelby M.C. Davis has clearly described the challenges that in all likelihood lie ahead and the issues on which Ken and I must always remain focused. A wag once famously said that the four most expensive words on Wall Street are, "This time is different." But clearly as we look out at this new economy, some things are different. Venerable companies with stable businesses are under attack from this new juggernaut called the Internet. Business plans that once could have been carved in stone must be completely reassessed.

In addition to these changes in technology, other powerful forces are at work creating an environment of uncertainty. For example, investors have been lulled into a sense of complacency by the seemingly routine predictability of quarterly earnings gains that may have been more the result of elastic accounting than a true reflection of the underlying businesses. In many industries there is also the specter of increased government regulation, from price controls in the pharmaceutical industry to regulatory intervention in the development of the broadband Internet.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Finally, without making economic predictions, we must always remember that the level of interest rates plays a vital role in our evaluation of companies for one simple reason: no company is worth more or less than the present value of its future cash flows. In determining that present value, one must do two things: first, make predictions about the future cash flows generated by the business in question and, second, discount those cash flows to the present using an interest rate that reflects the available risk-free alternatives. The higher this interest rate, the lower the present value of those future earnings streams and, therefore, the lower the valuation for the stock in question. Warren Buffett once said that interest rates act like gravity in the financial markets. Higher rates would certainly weigh down stock valuations.

I would like to end with an interesting quotation from an interview given by my father that appeared in Business Week magazine. In it he says, we guarantee that we "will never be number one in a roaring speculative bull market. [We] eschew the go-go philosophy that made instant winners [last year] of funds that favored letter stock, new issues and hotshot over-the-counter securities." What makes this observation so interesting is that it appeared in the February 7th issue of Business Week in the year 1970, not long before the onset of the worst bear market since the depression.

But lest we become too pessimistic, it is notable that in the same interview my father states, "In a bull market, all you need is a great stock. In a bear market, you need a great company." Ken and I feel that in Davis New York Venture Fund we own many great companies run by great executives. While we think that the next five years may be difficult ones for the overall market, we believe that, at today's prices, the valuations for the companies we own are not excessive and that patient, long-term investors will be rewarded for riding through the inevitable financial storms that are likely to follow the smooth sailing of the last decade.(6)

-------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund containing more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) This hypothetical example illustrates the power of compounding over a 20-year period and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than they were when they were purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ending January 31, 2000. Returns for other classes of shares will vary from the following returns:

*   (WITHOUT a 4.75% sales charge taken into consideration)

------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR             5 YEAR                 10 YEAR               INCEPTION
------------------------------------------------------------------------------------------------------------------
New York Venture A         14.55%             25.11%                 19.49%                15.04%-02/17/69
------------------------------------------------------------------------------------------------------------------
*   (WITH a 4.75% sales charge taken into consideration)
------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR             5 YEAR                 10 YEAR               INCEPTION
------------------------------------------------------------------------------------------------------------------
New York Venture A         9.09%              23.88%                 18.90%                14.86%-02/17/69
------------------------------------------------------------------------------------------------------------------

(3) The definitions of indices quoted in this newsletter appear below. Investments cannot be made directly in either of these indices.

    I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

    II. The PHLX/KBW Bank Index is a capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector and was developed with a base value of 195 as of 10-21-91.

(4) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500 for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500 Index for rolling 10-year time periods ending December 31st of each year. The Fund's returns assume an investment in Class A shares on January 1st of each year, with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges which may be imposed. If sales charges were imposed, the reported figures would be lower.

(5) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report but are subject to change. See the Fund's Schedule of Investments for a detailed list of portfolio holdings.

(6) This report reflects the professional opinions of the Fund's portfolio managers. All investments involve some degree of risk and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary and, when redeemed, an investor's shares could be worth more or less than their original cost.

An investment in the Fund is not a deposit in a bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS NEW YORK VENTURE FUND
Schedule of Investments
January 31, 2000 (Unaudited)
============================================================================================================
                                                                                                 VALUE
    SHARES                                     SECURITY                                         (NOTE 1)
------------------------------------------------------------------------------------------------------------
COMMON STOCK - (96.34%)

  ADVERTISING AGENCIES - (0.08%)
     880,000        WPP Group PLC.......................................................   $      13,976,078
                                                                                           -----------------
  AGRICULTURAL - (0.24%)
   1,105,000        Monsanto Co.........................................................          39,020,313
                                                                                           -----------------
  BANKS AND SAVINGS & LOANS - (6.61%)
      21,374        Bank of America Corp................................................           1,035,303
      30,000        First Union Corp. ..................................................           1,006,875
   7,814,700        Golden West Financial Corp..........................................         230,045,232
     785,100        State Street Corp...................................................          62,955,206
   2,994,700        U.S. Bancorp........................................................          66,444,906
  17,661,000        Wells Fargo & Co....................................................         706,440,000
                                                                                           -----------------
                                                                                               1,067,927,522
                                                                                           -----------------
  BUILDING MATERIALS - (3.63%)
   4,036,700        Martin Marietta Materials, Inc. (b) (c).............................         169,541,400
  11,508,800        Masco Corp..........................................................         229,456,700
   4,419,920        Vulcan Materials Co.................................................         187,017,865
                                                                                           -----------------
                                                                                                 586,015,965
                                                                                           -----------------
  CHEMICALS - (0.00%)
       6,000        Dow Chemical Co.....................................................             699,000
                                                                                           -----------------
  CONSULTING SERVICES - (0.00%)
       1,302        Gartner Group, Inc. - Class B*......................................              17,740
                                                                                           -----------------
  CONSUMER PRODUCTS - (1.58%)
      80,200        Coca-Cola Co........................................................           4,606,488
   1,064,000        Colgate-Palmolive Co..........................................                63,042,000
      30,000        Fortune Brands, Inc.................................................             870,000
      30,000        Gallaher Group PLC - ADR............................................             461,250
   1,580,000        Gillette Co.........................................................          59,447,500
   6,028,800        Philip Morris Cos., Inc.............................................         126,228,000
                                                                                           -----------------
                                                                                                 254,655,238
                                                                                           -----------------
  DIVERSIFIED - (5.73%)
       8,522        Berkshire Hathaway, Inc. - Class A*.................................         436,326,400
           4        Berkshire Hathaway, Inc. - Class B*.................................               6,584
      80,240        General Electric Co.................................................          10,702,010
  11,182,000        Tyco International Ltd. ............................................         478,030,500
                                                                                           -----------------
                                                                                                 925,065,494
                                                                                           -----------------
  DIVERSIFIED FINANCIAL SERVICES - (16.93%)
   6,607,000        American Express Co.................................................       1,088,891,188
  12,867,162        Citigroup, Inc......................................................         739,057,617
   2,750,600        Freddie Mac (b).....................................................         138,045,738
  14,050,000        Household International, Inc........................................         495,262,500
   3,240,000        Providian Financial Corp............................................         273,375,000
                                                                                           -----------------
                                                                                               2,734,632,043
                                                                                           -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)
============================================================================================================
                                                                                                 VALUE
    SHARES                                     SECURITY                                         (NOTE 1)
------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

  DIVERSIFIED INSURANCE - (2.22%)
   3,452,207        American International Group, Inc...................................   $     359,461,054
                                                                                           -----------------
  ELECTRONICS - (4.52%)
     400,000        Agilent Technologies, Inc.*.........................................          26,475,000
   3,723,600        Applied Materials, Inc.* (b)........................................         510,947,738
     508,024        Koninklijke Philips Electronics N.V.................................          75,060,546
   2,313,474        Molex Inc. (b)......................................................         117,625,694
                                                                                           -----------------
                                                                                                 730,108,978
                                                                                           -----------------
  ENERGY - (1.16%)
      13,200        Amerada Hess Corp. .................................................             702,075
      32,200        Atlantic Richfield Co...............................................           2,479,400
       5,000        Burlington Resources, Inc...........................................             160,313
      52,200        Chevron Corp........................................................           4,361,963
   2,392,143        Devon Energy Corp...................................................          84,024,023
      12,000        Duke Energy Corp....................................................             693,000
      16,000        El Paso Energy Corp.................................................             516,000
     181,922        Exxon Corp..........................................................          15,190,487
   1,303,200        Schlumberger Ltd. (b)...............................................          79,576,650
       8,000        Sempra Energy.......................................................             148,500
       1,548        Transocean Sedco Forex Inc..........................................              49,246
                                                                                           -----------------
                                                                                                 187,901,657
                                                                                           -----------------
  FOOD & RESTAURANT - (3.40%)
  14,770,800        McDonald's Corp.....................................................         549,289,115
                                                                                           -----------------
  HOTELS - (0.77%)
   3,991,000        Marriott International, Inc.........................................         123,970,438
                                                                                           -----------------
  INDUSTRIAL - (1.28%)
   3,677,000        Sealed Air Corp.* (b)...............................................         206,371,625
                                                                                           -----------------
  INVESTMENT FIRMS - (3.65%)
   3,143,000        Donaldson, Lufkin & Jenrette, Inc...................................         150,274,688
      24,000        J.P. Morgan & Co., Inc..............................................           2,947,500
   6,588,380        Morgan Stanley Dean Witter & Co.....................................         436,473,456
                                                                                           -----------------
                                                                                                 589,695,644
                                                                                           -----------------
  LIFE INSURANCE - (0.47%)
   2,842,400        UnumProvident Corp..................................................          76,034,200
                                                                                           -----------------
  MACHINERY - (0.93%)
   3,712,600        Dover Corp..........................................................         149,664,188
                                                                                           -----------------
  MANUFACTURING - (0.01%)
      30,000        Maytag Corp.........................................................           1,215,000
                                                                                           -----------------
  MARKETING - (0.00%)
       1,666        ACNielsen Corp.*....................................................              34,153
                                                                                           -----------------
  PAPER PRODUCTS - (0.01%)
      36,208        International Paper Co..............................................           1,724,406
                                                                                           -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)
==============================================================================================================
                                                                                                   VALUE
      SHARES                                     SECURITY                                         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PHARMACEUTICAL AND HEALTH CARE - (5.26%)
     8,356,400        American Home Products Corp.........................................   $     393,273,075
     2,313,800        Bristol-Myers Squibb Co.............................................         152,710,800
        10,000        IMS Health, Inc.....................................................             224,375
        40,000        Johnson & Johnson...................................................           3,442,500
       889,000        Merck & Co., Inc....................................................          70,064,313
       909,600        Pfizer, Inc.........................................................          33,086,700
     3,217,600        SmithKline Beecham PLC - ADR........................................         196,273,600
                                                                                             -----------------
                                                                                                   849,075,363
                                                                                             -----------------
    PROPERTY/CASUALTY INSURANCE - (3.04%)
     1,616,300        Chubb Corp. (b).....................................................          90,916,875
     2,453,300        Progressive Corp. (Ohio) (b)........................................         152,717,925
     3,309,300        Transatlantic Holdings, Inc. (c)....................................         248,197,500
                                                                                             -----------------
                                                                                                   491,832,300
                                                                                             -----------------
    PUBLISHING - (1.40%)
       748,500        Dow Jones & Co., Inc................................................          46,407,000
         5,000        Dun & Bradstreet Corp..............................................              125,938
     1,628,000        Gannett Co., Inc....................................................         113,146,000
         1,000        R. H. Donnelley Corp................................................              17,688
     1,575,200        Tribune Co..........................................................          66,453,750
         1,000        Washington Post Co., Class B........................................             550,000
                                                                                             -----------------
                                                                                                   226,700,376
                                                                                             -----------------
    REAL ESTATE - (1.08%)
       356,600        Boardwalk Equities, Inc.*...........................................           2,137,389
       372,800        Centerpoint Properties Corp.........................................          13,211,100
     1,534,200        Crescent Real Estate Equities Co. (b)...............................          27,615,600
       529,300        Equity Residential Properties Trust (b).............................          21,965,950
     2,313,100        General Growth Properties, Inc. (b).................................          65,923,350
       784,000        Mack-Cali Realty Corp...............................................          19,943,000
       137,800        Public Storage, Inc.................................................           3,126,338
       636,900        Vornado Realty Trust................................................          19,942,931
                                                                                             -----------------
                                                                                                   173,865,658
                                                                                             -----------------
    RETAIL - (0.07%)
       522,920        The Neiman Marcus Group, Inc., Class B*.............................          11,700,335
                                                                                             -----------------
    SATELLITE TELECOMMUNICATIONS - (0.67%)
     5,533,400        Loral Space & Communications, Ltd.* (b).............................         108,592,975
                                                                                             -----------------
    TECHNOLOGY - (24.34%)
     3,910,000        BMC Software, Inc.* (b).............................................         147,969,063
     8,612,725        Hewlett-Packard Co. (b).............................................         932,302,481
     4,505,400        Intel Corp..........................................................         445,612,219
     5,508,800        International Business Machines Corp................................         617,993,500

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)
==============================================================================================================
                                                                                                   VALUE
  SHARES/PRINCIPAL                               SECURITY                                         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    TECHNOLOGY - CONTINUED
     3,399,900        Lexmark International Group, Inc., Class A* (b).....................   $     320,440,575
     5,083,600        Novell, Inc.*.......................................................         169,665,150
     5,440,000        Oracle Corp.*.......................................................         271,830,000
     1,101,500        SAP AG - ADR (b)....................................................          71,804,031
     8,841,000        Texas Instruments Inc. .............................................         953,722,875
                                                                                             -----------------
                                                                                                 3,931,339,894
                                                                                             -----------------
    TELECOMMUNICATIONS - (6.90%)
       420,000        AT&T Corp...........................................................          22,155,000
     2,847,412        Globalstar Telecommunications Ltd.* (b).............................          93,608,670
     3,060,000        Lucent Technologies, Inc. (b).......................................         169,065,000
     1,020,000        MCI WorldCom, Inc.*.................................................          46,824,375
     4,982,000        MediaOne Group, Inc.*...............................................         396,069,000
     2,466,600        Motorola, Inc.......................................................         337,307,550
        20,000        SBC Communications, Inc.............................................             862,500
       749,600        Sprint Corp.........................................................          48,489,750
                                                                                             -----------------
                                                                                                 1,114,381,845
                                                                                             -----------------
    UTILITIES - (0.01%)
        10,000        Carolina Power & Light Co...........................................             322,500
        12,000        Edison International ...............................................             348,000
         6,000        New England Electric System.........................................             317,250
        16,800        Southern Co.........................................................             430,500
         9,000        Wisconsin Energy Corp. .............................................             177,750
                                                                                             -----------------
                                                                                                     1,596,000
                                                                                             -----------------
    WASTE MANAGEMENT - (0.35%)
     3,241,500        Waste Management, Inc. (b)..........................................          56,726,250
                                                                                             -----------------

                           Total Common Stocks - (identified cost $10,592,219,519)........      15,563,290,847
                                                                                             -----------------

PREFERRED STOCK - (1.21%)

     2,000,000        General Growth Properties, 7.25%, Cum. Conv. Pfd....................          41,250,000
       198,800        SAP AG, Pfd. (b)....................................................         152,021,589
        60,200        Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd.................           2,784,250
                                                                                             -----------------

                           Total Preferred Stocks - (identified cost $53,013,443).........         196,055,839
                                                                                             -----------------

SHORT TERM INVESTMENTS - (3.20%)

$   50,000,000        Fannie Mae Discount Note, 5.53%, 02/07/00...........................          49,953,917
     5,000,000        Federal Farm Credit Bank Discount Note, 5.63%, 02/28/00.............           4,978,888
    46,000,000        Federal Farm Credit Bank Discount Note, 5.63%, 02/29/00.............          45,798,571

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)
==============================================================================================================
                                                                                                   VALUE
   PRINCIPAL                                     SECURITY                                         (NOTE 1)
--------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - CONTINUED

$   50,000,000        Freddie Mac Discount Note, 5.05%, 02/01/00..........................   $      50,000,000
    50,000,000        Freddie Mac Discount Note, 5.52%, 02/02/00..........................          49,992,333
    30,000,000        Freddie Mac Discount Note, 5.73%, 02/04/00..........................          29,985,675
    29,700,000        Freddie Mac Discount Note, 5.50%, 02/08/00..........................          29,668,238
    17,600,000        Freddie Mac Discount Note, 5.52%, 02/09/00..........................          17,578,411
    30,000,000        Freddie Mac Discount Note, 5.45%, 02/10/00..........................          29,959,125
    11,300,000        Freddie Mac Discount Note, 5.53%, 02/11/00..........................          11,282,642
    50,000,000        Freddie Mac Discount Note, 5.45%, 02/15/00..........................          49,894,028
    50,000,000        Freddie Mac Discount Note, 5.45%, 02/18/00..........................          49,871,319
    97,090,000        State Street Corporation Repurchase Agreement, 5.78%, 02/01/00,
                        dated 01/31/00, repurchase value $97,105,588 (collateralized  by:
                        $1,166,000 par value Freddie Mac DN, Zero Cpn., 09/12/00,
                        $49,260,000 par value Federal Home Loan Bank, 5.50%, 01/06/04,
                        $52,960,000 par value Fannie Mae, 6.00%, 05/15/08,
                        market value $100,011,800)........................................          97,090,000
                                                                                             -----------------

                           Total Short Term Investments - (identified cost $516,053,147)..         516,053,147
                                                                                             -----------------

                           Total Investments - (identified cost $11,161,286,109)
                               (100.75%)(a)...............................................      16,275,399,833
                           Liabilities Less Other Assets - (0.75%)........................        (120,459,883)
                                                                                             -----------------

                                    Net Assets - (100%)...................................   $  16,154,939,950
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $11,161,258,817 . At
January 31, 2000 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $   5,730,445,206
                      Unrealized depreciation.............................................        (616,304,190)
                                                                                             -----------------
                           Net appreciation...............................................   $   5,114,141,016
                                                                                             =================

(b) Loaned security - See Note 7 of Notes to Financial Statements.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended January 31, 2000. The aggregate fair value of the securities of affiliated companies held by the Fund as of January 31, 2000 amounts to $417,738,900. Transactions during the period in which the issuers were affiliates are as follows:

                         Shares              Gross            Gross           Shares             Dividend
Security                 July 31, 1999       Additions        Reductions      January 31, 2000   Income
--------                 -------------       ---------        ----------      ----------------   ------
Harcourt General, Inc.     2,815,300              -           2,815,300              -             591,213
Martin Marietta
     Materials, Inc.       4,036,700              -               -              4,036,700       1,049,542
Transatlantic
     Holdings, Inc.        3,309,300              -               -              3,309,300         827,325

*    Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2000 (Unaudited)
==============================================================================================================
ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments)
         Unaffiliated companies (identified cost of $10,794,879,097)......................   $  15,857,660,933
         Affiliated companies (identified cost of $366,407,012)...........................         417,738,900
     Collateral for securities loaned (Note 7)............................................         298,072,467
     Cash.................................................................................             529,691
     Receivables:
         Investment securities sold.......................................................           8,255,849
         Capital stock sold...............................................................          62,629,789
         Dividends and interest...........................................................           6,181,949
     Prepaid expenses.....................................................................              75,970
     Other assets.........................................................................             946,191
                                                                                             -----------------
              Total assets................................................................      16,652,091,739
                                                                                             -----------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7)..................................         298,072,467
     Payables:
         Investment securities purchased..................................................         155,596,760
         Capital stock redeemed...........................................................          24,873,814
     Accrued expenses.....................................................................          18,608,748
                                                                                             -----------------
              Total liabilities...........................................................         497,151,789
                                                                                             -----------------
NET ASSETS ...............................................................................   $  16,154,939,950
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      28,671,642
     Additional paid-in capital...........................................................      11,164,464,708
     Deficit in undistributed net investment income.......................................          (3,647,950)
     Net unrealized appreciation on investments...........................................       5,114,113,724
     Accumulated net realized loss from investments and foreign currency transactions.....        (148,662,174)
                                                                                             -----------------
              Net assets..................................................................   $  16,154,939,950
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2000 (Unaudited)
==============================================================================================================
     CLASS A SHARES
         Net assets.......................................................................   $   8,109,925,702
         Shares outstanding...............................................................         285,381,903
         Net asset value and redemption price per share...................................           $   28.42
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $28.42)*..........................           $   29.84
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   4,908,954,916
         Shares outstanding...............................................................         176,588,425
         Net asset value and redemption price per share...................................           $   27.80
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   2,268,702,050
         Shares outstanding...............................................................          81,214,384
         Net asset value and redemption price per share...................................           $   27.93
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $     867,357,282
         Shares outstanding...............................................................          30,248,133
         Net asset value and redemption price per share...................................           $   28.67
                                                                                                     =========

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the six months ended January 31, 2000 (Unaudited)
==============================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends
              Unaffiliated companies (Net of foreign withholding taxes of $85,348)........   $      67,681,637
              Affiliated companies........................................................           2,468,080
         Interest ........................................................................          21,718,129
         Lending fees.....................................................................             800,197
                                                                                             -----------------
                 Total income.............................................................          92,668,043

     Expenses:
         Management fees (Note 3)........................................  $    39,835,152
         Custodian fees..................................................          939,464
         Transfer agent fees
              Class A....................................................        3,316,535
              Class B....................................................        3,484,175
              Class C....................................................        1,325,461
              Class Y....................................................          128,006
         Audit fees......................................................           35,450
         Legal fees......................................................           79,809
         Accounting fees (Note 3)........................................          199,998
         Reports to shareholders.........................................          958,679
         Directors' fees and expenses....................................          150,498
         Registration and filing fees....................................          661,867
         Miscellaneous...................................................          162,156
         Payments under distribution plan (Note 4)
              Class A....................................................        8,697,077
              Class B....................................................       23,229,658
              Class C....................................................       10,405,293
                                                                           ---------------
                  Total expenses..........................................................          93,609,278
                  Expenses paid indirectly  (Note 6)......................................              (9,965)
                                                                                             -----------------
                  Net expenses............................................................          93,599,313
                                                                                             -----------------
                      Net investment loss.................................................            (931,270)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from
        Investment transactions:
         Unaffiliated companies...........................................................        (113,988,545)
         Affiliated companies.............................................................         (17,639,640)
         Foreign currency transactions....................................................           1,624,338
     Net increase in unrealized appreciation of investments...............................         843,916,766
                                                                                             -----------------
     Net realized and unrealized gain on investments......................................         713,912,919
                                                                                             -----------------
                  Net increase in net assets resulting from operations....................   $     712,981,649
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
==============================================================================================================
                                                                                 SIX
                                                                            MONTHS ENDED
                                                                              JANUARY 31,       YEAR ENDED
                                                                                2000             JULY 31,
                                                                             (UNAUDITED)           1999
                                                                         -----------------   -----------------
OPERATIONS:
     Net investment income (loss)......................................  $        (931,270)  $      27,992,881
     Net realized gain(loss) from investments and
         foreign currency  transactions................................       (130,003,847)        538,193,208
     Increase in unrealized appreciation of investments................        843,916,766       1,349,318,618
                                                                         -----------------   -----------------
         Net increase in net assets resulting
              from operations..........................................        712,981,649       1,915,504,707

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................           (694,746)        (28,343,424)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (2,087,878)         (3,078,683)

     Realized gains from investment transactions:
         Class A  .....................................................       (170,895,345)       (129,418,490)
         Class B  .....................................................       (105,337,602)        (67,972,146)
         Class C  .....................................................        (47,026,438)        (29,415,244)
         Class Y  .....................................................        (17,867,519)         (7,965,994)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets
         resulting from capital share
              transactions (Note 5)
         Class A  .....................................................        467,234,018          75,397,977
         Class B  .....................................................        404,184,637         777,460,404
         Class C  .....................................................        288,187,060         327,436,231
         Class Y  .....................................................        111,104,407         (22,403,667)
                                                                         -----------------   -----------------

     Total increase in net assets......................................      1,639,782,243       2,807,201,671
NET ASSETS:

     Beginning of year.................................................     14,515,157,707      11,707,956,036
                                                                         -----------------   -----------------
     End of year (including undistributed net investment income (deficit)
     of $(3,647,950) and $65,944, respectively)........................  $  16,154,939,950   $  14,515,157,707
                                                                         =================   =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 2000 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2000 (Unaudited)
================================================================================

NOTE 2 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2000, were $2,731,260,432 and $1,778,824,500 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion.

         The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2000 amounted to $7,002. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2000 amounted to $817,424. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $199,998 for the six months ended January 31, 2000. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

         Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

         The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 2000, SCD received $258,110 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

         CLASS A SHARES

         Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

         During the six months ended January 31, 2000, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $7,472,142 from commissions earned on sales of Class A shares of the Fund, of which $1,117,917 was retained by the Underwriter and the remaining $6,354,225 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2000 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

         CLASS A SHARES - CONTINUED

         The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2000 was $8,697,077.

         CLASS B SHARES

         Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

         The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

         During the six months ended January 31, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $17,440,816 and service fees of $5,788,842.

         Commission advances by the Distributor during the six months ended January 31, 2000 on the sale of Class B shares of the Fund amounted to $20,783,873, of which $19,478,288 was reallowed to qualified selling dealers.

         The Distributor intends to seek payment from Class B shares of the Fund in the amount of $113,672,617 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2000 the Distributor received $5,344,248 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2000 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the six months ended January 31, 2000, Class C shares of the Fund made distribution payments of $10,405,293. During the six months ended January 31, 2000, the Distributor received $449,704 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

         At January 31, 2000, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A                                                  SIX MONTHS ENDED
                                                         JANUARY 31, 2000                      YEAR ENDED
                                                           (UNAUDITED)                        JULY 31, 1999
                                                --------------------------------    --------------------------------
                                                    SHARES             AMOUNT           SHARES             AMOUNT
                                                --------------    --------------    --------------    --------------
Shares subscribed..............................     38,015,675    $1,051,889,934        77,281,967    $1,922,853,812

Shares issued in reinvestment of distributions.      5,695,039       156,867,402         5,790,849       139,096,019
                                                --------------    --------------    --------------    --------------
                                                    43,710,714     1,208,757,336        83,072,816     2,061,949,831
Shares redeemed................................    (26,750,068)     (741,523,318)      (80,338,658)   (1,986,551,854)
                                                --------------    --------------    --------------    --------------
     Net increase..............................     16,960,646    $  467,234,018         2,734,158    $   75,397,977
                                                ==============    ==============    ==============    ==============

CLASS B
                                                         SIX MONTHS ENDED
                                                         JANUARY 31, 2000                      YEAR ENDED
                                                           (UNAUDITED)                        JULY 31, 1999
                                                --------------------------------    --------------------------------
                                                    SHARES             AMOUNT           SHARES             AMOUNT
                                                --------------    --------------    --------------    --------------
Shares subscribed..............................     22,418,659    $  608,084,829        47,698,106    $1,175,661,533
Shares issued in reinvestment of distributions.      3,647,517        98,373,982         2,706,344        64,247,379
                                                --------------    --------------    --------------    --------------
                                                    26,066,176       706,458,811        50,404,450     1,239,908,912
Shares redeemed................................    (11,113,907)     (302,274,174)      (18,931,467)     (462,448,508)
                                                --------------    --------------    --------------    --------------
     Net increase..............................     14,952,269    $  404,184,637        31,472,983    $  777,460,404
                                                ==============    ==============    ==============    ==============

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2000 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C
                                                         SIX MONTHS ENDED
                                                         JANUARY 31, 2000                      YEAR ENDED
                                                           (UNAUDITED)                        JULY 31, 1999
                                                --------------------------------    --------------------------------
                                                    SHARES            AMOUNT            SHARES          AMOUNT
                                                --------------    --------------    --------------    --------------
Shares subscribed..............................     15,185,109    $  414,815,024        23,639,344    $  592,450,371
Shares issued in reinvestment of distributions.      1,594,218        43,216,291         1,147,116        27,347,035
                                                --------------    --------------    --------------    --------------
                                                    16,779,327       458,031,315        24,786,460       619,797,406
Shares redeemed................................     (6,209,580)     (169,844,255)      (11,903,414)     (292,361,175)
                                                --------------    --------------    --------------    --------------
     Net increase..............................     10,569,747    $  288,187,060        12,883,046    $  327,436,231
                                                ==============    ==============    ==============    ==============

CLASS Y
                                                         SIX MONTHS ENDED
                                                         JANUARY 31, 2000                      YEAR ENDED
                                                           (UNAUDITED)                        JULY 31, 1999
                                                --------------------------------    --------------------------------
                                                    SHARES            AMOUNT            SHARES          AMOUNT
                                                --------------    --------------    --------------    --------------
Shares subscribed..............................      5,881,412    $  162,277,419        15,338,275    $  392,645,833
Shares issued in reinvestment of distributions.        608,968        16,926,098           354,272         8,580,467
                                                --------------    --------------    --------------    --------------
                                                     6,490,380       179,203,517        15,692,547       401,226,300
Shares redeemed................................     (2,440,875)      (68,099,110)      (19,446,846)     (423,629,967)
                                                --------------    --------------    --------------    --------------
          Net increase (decrease)..............      4,049,505    $  111,104,407        (3,754,299)   $  (22,403,667)
                                                ==============    ==============    ==============    ==============

NOTE 6 - CUSTODIAN FEES

         Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $9,965 during the six months ended January 31, 2000.

NOTE 7 - SECURITIES LOANED

         Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of January 31, 2000, the Fund had on loan securities valued at $285,479,506; cash of $298,072,467 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                      SIX MONTHS
                                                        ENDED                    YEAR ENDED JULY 31,
                                                       1/31/00    --------------------------------------------------
                                                     (UNAUDITED)   1999       1998       1997       1996       1995
                                                       ------     ------     ------     ------     ------     ------
Net Asset Value, Beginning of Period................   $27.73     $24.31     $22.91     $15.24     $14.56     $12.04
                                                       ------     ------     ------     ------     ------     ------
Income From Investment Operations
     Net Investment Income..........................      .04        .14        .20        .18        .20        .14
     Net Realized and Unrealized Gains..............     1.27       3.87       2.26       8.37       1.64       2.95
                                                       ------     ------     ------     ------     ------     ------
       Total From Investment Operations.............     1.31       4.01       2.46       8.55       1.84       3.09

Dividends and Distributions
     Dividends from Net Investment Income...........        -(4)    (.11)      (.23)      (.18)      (.15)      (.12)
     Distributions from Realized Gains..............     (.62)      (.48)      (.83)      (.70)     (1.01)      (.45)
                                                       ------     ------     ------     ------     ------     ------
       Total  Dividends and Distributions...........     (.62)      (.59)     (1.06)      (.88)     (1.16)      (.57)
                                                       ------     ------     ------     ------     ------     ------

Net Asset Value, End  of Period.....................   $28.42     $27.73     $24.31     $22.91     $15.24     $14.56
                                                       ======     ======     ======     ======     ======     ======
Total Return (1)....................................     4.80%     16.85%     11.16%     57.83%     13.04%     27.21%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted)....   $8,110     $7,443     $6,458     $4,055     $2,151     $1,595
     Ratio of Expenses to Average Net Assets........      .90%       .90%       .91%       .89%       .87%(2)    .90%(2)
     Ratio of Net Investment Income to Average
       Net Assets...................................      .34%*      .56%       .80%       .98%      1.30%      1.11%
     Portfolio Turnover Rate(3).....................       12%        25%        11%        24%        19%        15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Prior to 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

 *   Annualized

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                         SIX
                                                        MONTHS                                             DECEMBER 20, 1994
                                                        ENDED              YEAR ENDED JULY 31,            (INCEPTION OF CLASS)
                                                       1/31/00    ---------------------------------------       THROUGH
                                                     (UNAUDITED)   1999       1998       1997       1996         7/31/95
                                                       ------     ------     ------     ------     ------        -------
Net Asset Value, Beginning of Period.................  $27.25     $24.00     $22.64     $15.08     $14.43        $10.88
                                                       ------     ------     ------     ------     ------        ------
Income From Investment Operations
     Net Investment Income (Loss)....................    (.06)      (.14)       .01        .01        .04          (.01)
     Net Realized and Unrealized Gains...............    1.23       3.87       2.23       8.29       1.62          3.56
                                                       ------     ------     ------     ------     ------        ------
       Total From Investment Operations..............    1.17       3.73       2.24       8.30       1.66          3.55

Dividends and Distributions
     Dividends from Net Investment Income............       -          -       (.05)      (.04)         -             -
     Distributions from Realized Gains...............    (.62)      (.48)      (.83)      (.70)     (1.01)            -
                                                       ------     ------     ------     ------     ------        ------
       Total  Dividends and Distributions............    (.62)      (.48)      (.88)      (.74)     (1.01)            -
                                                       ------     ------     ------     ------     ------        ------
Net Asset Value, End  of Period......................  $27.80     $27.25     $24.00     $22.64     $15.08        $14.43
                                                       ======     ======     ======     ======     ======        ======
Total Return (1).....................................    4.36%     15.84%     10.22%     56.47%     11.81%        32.63%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted).....  $4,909     $4,405     $3,123     $1,196       $289           $40

     Ratio of Expenses to  Average Net Assets........    1.71%*     1.74%      1.79%      1.79%(2)   1.73%(2)      1.78%*(2)
     Ratio of Net Investment Income (Loss) to
         Average Net Assets..........................    (.50)%*    (.28)%     (.08)%      .07%       .44%          .23%*
     Portfolio Turnover Rate(3)......................      12%        25%        11%        24%        19%           15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for the year ended July 31, 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                      SIX MONTHS                                           DECEMBER 20, 1994
                                                        ENDED                YEAR ENDED JULY 31,          (INCEPTION OF CLASS)
                                                       1/31/00    ---------------------------------------        THROUGH
                                                     (UNAUDITED)   1999       1998       1997       1996         7/31/95
                                                       ------     ------     ------     ------     ------        -------
Net Asset Value, Beginning of Period................   $27.38     $24.09     $22.72     $15.12     $14.47         $11.16
                                                       ------     ------     ------     ------     ------         ------
Income From Investment Operations
     Net Investment Income (Loss)...................     (.05)      (.10)       .02        .02        .04           (.01)
     Net Realized and Unrealized Gains..............     1.22       3.87       2.24       8.32       1.62           3.32
                                                       ------     ------     ------     ------     ------         ------
       Total From Investment Operations.............     1.17       3.77       2.26       8.34       1.66           3.31

Dividends and Distributions
     Dividends from Net Investment Income...........        -          -       (.06)      (.04)         -              -
     Distributions from Realized Gains..............     (.62)      (.48)      (.83)      (.70)     (1.01)             -
                                                       ------     ------     ------     ------     ------         ------
       Total Dividends and Distributions............     (.62)      (.48)      (.89)      (.74)     (1.01)             -
                                                       ------     ------     ------     ------     ------         ------

Net Asset Value, End  of Period.....................   $27.93     $27.38     $24.09     $22.72     $15.12         $14.47
                                                       ======     ======     ======     ======     ======         ======
Total Return (1)....................................     4.34%     15.95%     10.27%     56.59%     11.78%         29.66%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted)....   $2,269     $1,934     $1,391       $573       $117            $12
     Ratio of Expenses to  Average Net Assets ......     1.69%*     1.72%      1.71%      1.73%      1.73%(2)       1.78%*(2)
     Ratio of Net Investment Income (Loss) to
          Average Net Assets........................     (.48)%*    (.26)%      .00%       .13%       .44%           .23%*
     Portfolio Turnover Rate(3).....................       12%        25%        11%        24%        19%            15%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Prior to 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                         SIX MONTHS                         OCTOBER 2, 1996
                                                           ENDED     YEAR ENDED JULY 31,   (INCEPTION OF CLASS)
                                                          1/31/00    -----------------           THROUGH
                                                        (UNAUDITED)   1999       1998            7/31/97
                                                          ------     ------     ------            ------
Net Asset Value, Beginning of Period...............       $28.00     $24.55     $23.12            $16.66
                                                          ------     ------     ------            ------
Income From Investment Operations
     Net Investment Income.........................          .07        .25        .24               .15
     Net Realized and Unrealized Gains.............         1.29       3.87       2.31              7.07
                                                          ------     ------     ------            ------
       Total From Investment Operations............         1.36       4.12       2.55              7.22

Dividends and Distributions
     Dividends from Net Investment Income..........         (.07)      (.19)      (.29)             (.06)
     Distributions from Realized Gains.............         (.62)      (.48)      (.83)             (.70)
                                                          ------     ------     ------            ------
       Total  Dividends and Distributions..........         (.69)      (.67)     (1.12)             (.76)
                                                          ------     ------     ------            ------

Net Asset Value, End  of Period....................       $28.67     $28.00     $24.55            $23.12
                                                          ======     ======     ======            ======

Total Return(1)....................................         4.95%     17.19%     11.48%            44.71%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)...         $867       $734       $735              $534
     Ratio of Expenses to  Average Net Assets......          .60%*      .62%       .59%              .62%*

     Ratio of Net Investment Income to Average Net
       Assets......................................          .61%*      .84%      1.12%             1.19%*
     Portfolio Turnover Rate(2)....................           12%       25%         11%               24%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706


          DIRECTORS                       OFFICERS
          Wesley E. Bass, Jr.             Jeremy H. Biggs
          Jeremy H. Biggs                     Chairman
          Marc P. Blum                    Christopher C. Davis
          Andrew  A. Davis                    President
          Christopher C. Davis            Kenneth C. Eich
          Jerry D. Geist                      Vice President
          D. James Guzy                   Sharra L. Reed
          G. Bernard Hamilton                 Vice President,
          Laurence W. Levine                   Treasurer & Assistant Secretary
          Christian R. Sonne              Thomas D. Tays
          Marsha Williams                     Vice President& Secretary
                                          Andrew A. Davis
                                              Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                        Davis Selected Advisers, L.P.
                                        2949 East Elvira Road
                                        Suite 101
                                        Tucson, AZ 85706
                                        1-800-279-0279
                                        www.davisfunds.com

















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